                                                                  Exhibit 4.8(a)

                         AMENDMENT NO. 1 TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

     AMENDMENT dated as of March 7, 2003 to the Amended and Restated Credit Agreement dated as of June 27, 2002 (the "Credit Agreement") among LYONDELL CHEMICAL COMPANY, a Delaware corporation (the "Borrower"); the LENDERS from time to time party thereto; BANK OF AMERICA, N.A. and CITIBANK, N.A., as Co-Syndication Agents; SOCIETE GENERALE and UBS WARBURG LLC, as Co-Documentation Agents; and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

     The parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement are amended to read in their entirety as follows:

          "Capital Expenditures" means, for any Person for any fiscal period, the additions to property, plant and equipment and other capital expenditures of the Borrower and its Consolidated Subsidiaries for such period, as the same are (or would in accordance with GAAP be) set forth in a statement of cash flows of such Person for such period; provided that "Capital Expenditures" shall exclude (i) expenditures required, mandated or necessary to comply with the laws, rules, regulations or other requirements of any governmental authority, (ii) expenditures of property and casualty insurance or any award or other compensation with respect to any condemnations of property (or any transfer or disposition of property in lieu of condemnation) and related insurance deductibles and (iii) expenditures incurred in connection with the conversion of the Borrower's MTBE facilities to produce other gasoline blending components in an aggregate amount not exceeding $85,000,000 for all fiscal periods; and provided further that "Capital Expenditures" shall include (without duplication) Investments made in the PO-11 JV or the PO-12 JV during such fiscal period to finance Capital Expenditures of such Borrower Joint Ventures.

          "EBITDA" means, for any Person for any period, the Net Income of such Person for such period plus without duplication, to the extent deducted in determining such Net Income, (x) interest expense, income tax expense and depreciation, amortization and other similar non-cash charges and (y) asset write-downs and other restructuring charges which are not cash costs not to exceed $50,000,000 in the aggregate for all such periods; provided that, in the case of clause (y), if any such charge represents a cash payment in any future period, such cash payment shall be deducted when calculating EBITDA for such future period.

     Section 3. Covenant Amendments. (a) Section 5.09(k) of the Credit Agreement is amended by replacing the reference to "$200,000,000" with a reference to "$100,000,000".

     (b) Section 5.10(f) of the Credit Agreement is amended to read in its entirety as follows:

          (f) Debt of Foreign Subsidiaries and other Subsidiaries conducting substantially all their operations outside the United States in an aggregate outstanding principal amount at no time exceeding $100,000,000; provided that in addition to the foregoing, if the obligations of any such Subsidiaries in respect of any lease or any arrangement related thereto, in each case in effect as of December 31, 2002, relating to the BDO-2 facility are recharacterized as Debt as a result of a change in GAAP implemented after such date, such Subsidiaries shall be permitted to be liable with respect to such Debt in an aggregate outstanding principal amount at no time exceeding the U.S. dollar equivalent of _190,000,000 for all such Subsidiaries;

     (c) Section 5.11 of the Credit Agreement is amended to read in its entirety as follows:

          Section 5.11. Adjusted Debt to Adjusted EBITDA. At any date during each period set forth below, the ratio of (i) Adjusted Debt at such date to
     (ii) Adjusted EBITDA for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date will not exceed the ratio set forth below opposite such period:

            Period                                     Ratio
            ------                                     -----
            December 31, 2002 - March 30, 2003          9.25
            March 31, 2003 - September 29, 2003         9.90
            September 30, 2003 - March 30, 2004        10.25
            March 31, 2004 - June 29, 2004              8.75
            June 30, 2004 - September 29, 2004          8.00
            September 30, 2004 - December 30, 2004      7.50
            December 31, 2004 - March 30, 2005          6.25
            March 31, 2005 - December 30, 2005          3.50
            On and after December 31, 2005              3.00

     (d) Section 5.12 of the Credit Agreement is amended to read in its entirety as follows:

            Section 5.12. Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter ending during each period set forth below, the Fixed Charge Coverage Ratio will not be less than the ratio set forth below opposite such period:

            Period                                     Ratio
            ------                                     -----
            October 1, 2002 - December 31, 2002         1.10
            January 1, 2003 - December 31, 2003         1.00
            January 1, 2004 - March 31, 2004            1.15
            April 1, 2004 - June 30, 2004               1.25
            July 1, 2004 - September 30, 2004           1.30
            October 1, 2004 - December 31, 2004         1.55
            At any time thereafter                      2.60

     (e) Section 5.13 of the Credit Agreement is amended to read in its entirety as follows:

            Section 5.13. Minimum Consolidated Net Worth. (a) Consolidated Net Worth will not at the end of any Fiscal Quarter ending on or prior to December 31, 2002 be less than an amount equal to the sum of (i) $175,000,000 and (ii) an amount equal to 50% of Consolidated Net Income for each Fiscal Quarter ending after March 31, 1998 but on or before the date of determination, in each case, for which Consolidated Net Income is positive (but with no deduction on account of negative Consolidated Net Income for any Fiscal Quarter) plus (iii) 75% of the amount by which Consolidated Net Worth is increased after March 31, 1998 as a result of the issuance and sale of capital stock of the Borrower or the conversion or exchange of Debt of the Borrower into capital stock of the Borrower minus (iv) the amount by which Consolidated Net Worth shall have been reduced by reason of one-time charges and/or losses in connection with (A) a TDI Sale and (B) the TDI Restructuring in an amount not exceeding $80,000,000.

           (b) Consolidated Net Worth will not at the end of the Fiscal Quarter ending March 31, 2003 be less than $1,000,000,000.

           (c) Consolidated Net Worth will not at the end of any Fiscal Quarter ending after March 31, 2003 be less than an amount equal to the sum of (i) $1,000,000,000 and (ii) an amount equal to 50% of Consolidated Net Income for each Fiscal Quarter ending after March 31, 2003 but on or before the date of determination, in each case, for which Consolidated Net Income is positive (but with no deduction on account of negative Consolidated Net Income for any Fiscal Quarter) plus (iii) 75% of the amount by which Consolidated Net Worth is increased after March 31, 2003 as a result of the issuance and sale of capital stock of the Borrower or the conversion or exchange of Debt of the Borrower into capital stock of the Borrower minus
     (iv) the amount by which Consolidated Net Worth shall have been reduced by reason of one-time charges and/or losses in connection with (A) a TDI Sale and (B) the TDI Restructuring in an amount not exceeding $20,000,000.

     (f) Section 9.06(d) of the Credit Agreement is amended to read in its entirety as follows:

           (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     Section 4. Commitment Fee. The Commitment Fee Rate line in the table appearing in the Pricing Schedule is amended to read as follows:

--------------------------------------------------------------------------------
Status:                  Level I       Level II       Level III       Level IV
================================================================================
Commitment Fee Rate:      .625%          .750%          1.000%         1.000%
--------------------------------------------------------------------------------

     Section 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true in all material respects on and as of the Amendment Effective Date (as defined below) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no Default will have occurred and be continuing on such date.

     Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 8. Effectiveness. This Amendment shall become effective on the first date when the following conditions are met (the "Amendment Effective Date"):

           (a) the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received in form satisfactory to it facsimile or other written confirmation from such party of execution of a counterpart hereof by such party); and

           (b) the Administrative Agent and the Arrangers shall have received payment of all amendment fees, other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment Effective Date in connection with the Loan Documents.

     Promptly after the Amendment Effective Date occurs, the Administrative Agent shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       LYONDELL CHEMICAL COMPANY,


                                       By: /s/ Karen A. Twitchell
                                          --------------------------------------
                                          Name:  Karen A. Twitchell
                                          Title: Vice President & Treasurer


                                       JPMORGAN CHASE BANK, individually
                                       and as Administrative Agent


                                       By: /s/ Marian N. Schuman
                                          --------------------------------------
                                          Marian N. Schuman, Vice President


                                       BANK OF AMERICA, N.A., individually and
                                       as Co-Syndication Agent


                                       By: /s/ Richard L. Stein
                                          --------------------------------------
                                          Richard L. Stein, Principal


                                       CITIBANK, N.A., individually and as
                                       Co-Syndication Agent


                                       By: /s/ Carolyn A. Sheridan
                                          --------------------------------------
                                          Carolyn A. Sheridan, Managing
                                          Director and Vice President


                                       UBS AG, Stamford Branch


                                       By: /s/ Luke Goldsworthy
                                          --------------------------------------
                                          Luke Goldsworthy
                                          Associate Director
                                            Banking Products Services, US


                                       By: /s/ Wilfred V. Sam
                                          --------------------------------------
                                          Wilfred V. Sam
                                          Associate Director

                                           Banking Products Services, US

                                        AMERICAN EXPRESS CERTIFICATE COMPANY

                                        By: AMERICAN EXPRESS ASSET
                                            MANAGEMENT GROUP INC., as
                                            Collateral Manager

                                            By: /s/ Yvonne E. Stevens
                                               ---------------------------------
                                               Yvonne E. Stevens, Senior
                                               Managing Director


                                        APEX (Trimaran) CDO I, LTD.

                                        By: Trimaran Advisors, LLC


                                            By: /s/ David M. Millison
                                               ---------------------------------
                                               David M. Millison, Managing
                                               Director


                                        Ares VII CLO Ltd.

                                        By: Ares CLO Management VII, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP VII, LLC, Its
                                            General Partner

                                        By: /s/ Seth J. Brusky
                                           -------------------------------------
                                           Seth J. Brusky, Vice President


                                        Athena CDO, Limited (#1277)

                                        By: Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor

                                            By: /s/ Mohan V. Phansalkar
                                               ---------------------------------
                                               Mohan V. Phansalkar, Executive
                                               Vice President

                                   AURUM CLO 2002-1, LTD.

                                   By: STEIN ROE & FARNHAM
                                       INCORPORATED, AS
                                       INVESTMENT MANAGER


                                       By: /s/ Kathleen A. Zarn
                                          --------------------------------------
                                          Kathleen A. Zarn, Senior
                                          Vice President

                                   Ballyrock CDO I Limited

                                   By: /s/ Lisa Rymut
                                      ------------------------------------------
                                      Lisa Rymut, Assistant Treasurer
                                      Bank One NA, (Main Office-Chicago)


                                   By: /s/ Daniel A. Davis
                                      ------------------------------------------
                                      Daniel A. Davis, Director


                                   Bedford CDO, Limited (#1276)

                                   By: Pacific Investment Management
                                       Company LLC, as its Investment Advisor

                                       By: /s/ Mohan V. Phansalkar
                                           -------------------------------------
                                           Mohan V. Phansalkar, Executive
                                           Vice President


                                   CAPTIVA FINANCE LTD.


                                   By: /s/ David Dyer
                                      ------------------------------------------
                                      David Dyer, Director

                                      CAPTIVA III Finance Ltd. (Acct. 275), as advised by Pacific Investment Management Company LLC

                                      By: /s/ David Dyer
                                         ---------------------------------------
                                         David Dyer, Director

                                      CAPTIVA IV Finance Ltd. (Acct. 1275), as advised by Pacific Investment Management Company LLC


                                      By: /s/ David Dyer
                                         ---------------------------------------
                                         David Dyer, Director

                                      Sankaty Advisors, LLC, as Collateral
                                      Manager for Castle Hill I - INGOTS, Ltd., as Term Lender


                                      By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Diane J. Exter, Managing Director
                                         Portfolio Manager

                                      Sankaty Advisors, LLC, as Collateral
                                      Manager for Castle Hill II - INGOTS, Ltd., as Term Lender


                                      By: /s/ Diane J. Exter
                                         ---------------------------------------
                                         Diane J. Exter, Managing Director
                                         Portfolio Manager


                                      Centurion CDO II, Ltd.

                                      By: American Express Asset Management
                                          Group Inc., as Collateral Manager


                                          By: /s/ Leanne Stavrakis
                                             -----------------------------------
                                             Leanne Stavrakis, Director -
                                             Operations

                                      CENTURION CDO VI, LLC

                                      By:  American Express Asset
                                           Management Group, Inc., as
                                           Collateral Manager

                                           By: /s/ Leanne Stavrakis
                                              ----------------------------------
                                              Leanne Stavrakis, Director-
                                              Operations


                                      CITICORP INSURANCE AND INVESTMENT TRUST

                                      By:  Travelers Asset Management
                                           International Company LLC


                                           By: /s/ Allen R. Cantrell
                                              ----------------------------------
                                              Allen R. Cantrell, Investment
                                              Officer


                                      Clydesdale CLO 2001-1, Ltd.


                                      By:  NOMURA CORPORATE
                                           RESEARCH AND ASSET
                                           MANAGEMENT INC., AS
                                           COLLATERAL MANAGER


                                           By: /s/ Elizabeth MacLean
                                              ----------------------------------
                                              Elizabeth MacLean, Vice
                                              President


                                      COLUMBUS LOAN FUNDING LTD.


                                      By:  Travelers Asset Management
                                           International Company LLC

                                           By: /s/ Allen R. Cantrell
                                              ----------------------------------
                                              Allen R. Cantrell, Investment
                                              Officer

                                      CONSTANINUS EATON VANCE CDO V, LTD.

                                      BY: EATON VANCE MANAGEMENT,
                                          AS INVESTMENT ADVISOR


                                          By: /s/ Scott R. Page
                                             ----------------------------------
                                             Scott R. Page, Vice President


                                      Credit Industriel et Commercial

                                      By: /s/ Sean Mounter
                                         ---------------------------------------
                                         Sean Mounter, First Vice President

                                      By: /s/ Brian O'Leary
                                         ---------------------------------------
                                         Brian O'Leary, Vice President


                                      C-SQUARED CDO LTD.

                                      By: TCW Advisors, Inc., as its
                                          Portfolio Manager

                                          By: /s/ Jonathan R. Insull
                                             -----------------------------------
                                             Jonathan R. Insull, Managing
                                             Director


                                      DELANO Company (#274)

                                      By: Pacific Investment Management
                                          Company LLC, as its Investment
                                          Advisor

                                          By: /s/ Mohan V. Phansalkar
                                             -----------------------------------
                                             Mohan V. Phansalkar, Executive
                                             Vice President

                                      EATON VANCE CDO III, LTD.

                                      By: EATON VANCE MANAGEMENT
                                          AS INVESTMENT ADVISOR

                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Scott H. Page, Vice President


                                      EATON VANCE CDO IV, LTD.

                                      By: EATON VANCE MANAGEMENT
                                          AS INVESTMENT ADVISOR


                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Scott H. Page, Vice President


                                      EATON VANCE SENIOR INCOME TRUST

                                      By: EATON VANCE MANAGEMENT AS INVESTMENT
                                          ADVISOR


                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Scott H. Page, Vice President


                                      Eli Lilly and Company (#2418)

                                      By: Pacific Investment Management
                                          Company LLC, as its Investment
                                          Advisor


                                          By: /s/ Mohan V. Phansalkar
                                             -----------------------------------
                                             Mohan V. Phansalkar, Executive
                                             Vice President


                                      ELT, LTD.


                                      By: /s/ Diana L. Mushill
                                         ---------------------------------------
                                         Diana L. Mushill, Authorized Agent

                                     GALAXY CLO 1999-1 LTD.


                                     By: /s/ W. Jeffrey Baxter
                                         ------------------------
                                         W. Jeffrey Baxter,
                                         Authorized Agent


                                     Gallatin Funding 1, Ltd.

                                     By: Bear Stearns Asset Management Inc., as
                                         its Collateral Manager


                                         By: /s/ Nivi D. Rosensweig
                                             -------------------------
                                             Nivi D. Rosensweig, Associate
                                             Director


                                     GRAYSON & CO.

                                     By: BOSTON MANAGEMENT AND RESEARCH, AS
                                         INVESTMENT ADVISOR

                                         By: /s/ Scott H. Page
                                            -----------------------------
                                            Scott H. Page, Vice President

                                     Sankaty Advisors, LLC, as Collateral
                                     Manager for Great Point CLO 1999-1 LTD., as Term Lender


                                     By: /s/ Diane J. Exter
                                         ---------------------------------
                                         Diane J. Exter, Managing Director
                                         Portfolio Manager


                                     Hamilton CDO, Ltd.

                                     By: Stanfield Capital Partners LLC, as its
                                         Collateral Manager

                                         By: /s/ Christopher A. Bondy
                                            -----------------------------
                                            Christopher A. Bondy, Partner

                                        HARBOUR TOWN FUNDING LLC


                                        By: /s/ Diana L. Mushill
                                           ----------------------------
                                            Diana L. Mushill, Assistant
                                            Vice President


                                        Eli Lilly Insurance Company

                                        By: American Express Asset Management
                                            Group, Inc., as Collateral Manager

                                            By: /s/ Yvonne E. Stevens
                                               ---------------------------
                                                Yvonne E. Stevens, Senior
                                                Managing Director


                                        ING PRIME RATE TRUST

                                        By: ING Investments, LLC, as its
                                            Investment Manager

                                            By: /s/ Charles LeMieux
                                               ---------------------
                                                Charles LeMieux, CFA
                                                Vice President


                                        ING SENIOR INCOME FUND

                                        By: ING Investments, LLC, as its
                                            Investment Manager

                                        By: /s/ Charles LeMieux
                                           -------------------------
                                            Charles LeMieux, CFA
                                            Vice President


                                        T. ROWE PRICE ASSOCIATES, INC., as
                                        Collateral Manager on behalf of
                                        INNER HARBOR CBO 2001-1 LTD.


                                        By: /s/ Darrell N. Braman
                                           ----------------------------------
                                            Darrell N. Braman, Vice President

                                     Intercontinental CDO S.A. (#1284)


                                     By: Pacific Investment Management
                                         Company LLC, as its Investment Advisor

                                         By: /s/ Mohan V. Phansalkar
                                             ------------------------------
                                             Mohan V. Phansalkar, Executive
                                             Vice President


                                     Jlssekikun Funding, Ltd. (#1288)

                                     By: /s/ Mohan V. Phansalkar
                                         ------------------------------
                                         Mohan V. Phansalkar, Executive
                                         Vice President


                                     JUPITER LOAN FUNDING LLC

                                     By: /s/ Diana L. Mushill
                                         ---------------------------
                                         Diana L. Mushill, Assistant
                                         Vice President


                                     KZH CNC LLC

                                     By: /s/ Dorian Herrera
                                        ---------------------------------
                                         Dorian Herrera, Authorized Agent


                                     KZH CRESCENT LLC

                                     By: /s/ Dorian Herrera
                                        ---------------------------------
                                         Dorian Herrera, Authorized Agent


                                     KZH CRESCENT-2 LLC

                                     By: /s/ Dorian Herrera
                                        ---------------------------------
                                         Dorian Herrera, Authorized Agent

                                     KZH CRESCENT-3 LLC

                                     By: /s/ Dorian Herrera
                                        ---------------------------------
                                         Dorian Herrera, Authorized Agent

                                         KZH CYPRESSTREE-1 LLC


                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         KZH ING-2 LLC

                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         KZH SOLEIL LLC

                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         KZH SOLEIL-2 LLC

                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         KZH STERLING LLC

                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         KZH WATERSIDE LLC

                                         By: /s/ Dorian Herrera
                                             --------------------------------
                                             Dorian Herrera, Authorized Agent


                                         LANDMARK CDO LIMITED

                                         By: ALADDIN ASSET MANAGEMENT
                                             LLC, AS MANAGER

                                             By: /s/ Joseph Moroney
                                                --------------------------
                                                Joseph Moroney, Authorized
                                                Signatory

                                     LIBERTY FLOATING RATE ADVANTAGE FUND

                                     By: STEIN ROE & FARNHAM
                                         INCORPORATED, AS ADVISOR

                                         By: /s/ Kathleen A. Zarn
                                            -------------------------
                                            Kathleen A. Zarn, Senior
                                            Vice President


                                     LONG LANE MASTER TRUST II

                                     By: Fleet National Bank as Trust
                                         Administrator, with respect to
                                         Series Eclipse

                                     By: /s/ Kevin Kearns
                                         -------------------------------
                                         Kevin Kearns, Managing Director


                                     Long Lane Master Trust IV

                                     By: Fleet National Bank as Trust
                                         Administrator

                                         By: /s/ Kevin Kearns
                                            --------------------------------
                                             Kevin Kearns, Managing Director


                                         Longhorn CDO (Cayman) LTD

                                         By: Merrill Lynch Investment Managers,
                                             L.P., As Investment Advisor, as a
                                             Lender

                                         By: /s/ Omar Jama
                                            -------------------------------
                                            Omar Jama, Authorized Signatory



                                         Longhorn CDO II, LTD, as a Lender

                                         By: /s/ Omar Jama
                                             -------------------------------
                                             Omar Jama, Authorized Signatory

                                   Merrill Lynch Global Investment Series:
                                   Bank Loan Income Portfolio

                                   By: Merrill Lynch Investment Managers,
                                       L.P., As Investment Advisor

                                       By: /s/ Omar Jam
                                           -------------------------------
                                           Omar Jama, Authorized Signatory

                                   Master Senior Floating Rate Trust

                                   By: /s/ Omar Jama
                                       -------------------------------
                                       Omar Jama, Authorized Signatory


                                   Metropolitan Life Insurance Company

                                       By: /s/ James R. Dingler
                                           --------------------------
                                           James R. Dingler, Director



                                       ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                       By: ING Investments, LLC, as its
                                           investment manager

                                           By: /s/ Charles E. LeMieux
                                               ----------------------
                                               Charles E. LeMieux, CFA
                                               Vice President


                                       ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                                       By: ING Investments, LLC, as its
                                           investment manager

                                           By: /s/ Charles E. LeMieux
                                               ----------------------
                                               Charles E. LeMieux, CFA
                                               Vice President

                                    ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                    By: ING Investments, LLC, as its
                                        investment manager


                                        By: /s/ Charles E. leMieux
                                            ----------------------------
                                            Charles E. LeMieux, CFA
                                            Vice President


                                        NATIONWIDE LIFE INSURANCE COMPANY

                                        By: /s/ Thomas B. Leggett
                                            ---------------------
                                            Thomas B. Leggett, Associate Vice
                                            President, Public Bonds


                                        OCTAGON INVESTMENT PARTNERS II, LLC

                                        By: Octagon Credit Investors, LLC, as
                                            sub-investment manager

                                            By: /s/ Michael B. Nechamkin
                                                -------------------------------
                                                Michael B. Nechamkin, Portfolio
                                                Manager


                                        OCTAGON INVESTMENT PARTNERS III, LLC

                                        By: Octagon Credit Investors, LLC, as
                                            Portfolio Manager

                                            By: /s/ Michael B. Nechamkin
                                                -------------------------------
                                                Michael B. Nechamkin, Portfolio
                                                Manager

                                   OCTAGON INVESTMENT PARTNERS IV, LLC

                                   By: Octagon Credit Investors, LLC, as
                                       collateral manager

                                       By:  /s/ Michael B. Nechamkin
                                           ----------------------------
                                           Michael B. Nechamkin, Portfolio
                                           Manager

                                   OCTAGON INVESTMENT PARTNERS V, LLC

                                   By: Octagon Credit Investors, LLC, as
                                       Portfolio Manager

                                       By:  /s/ Michael B. Nechamkin
                                           ----------------------------
                                           Michael B. Nechamkin, Portfolio
                                           Manager

                                   OLYMPIC FUNDING TRUST, SERIES 1999-1

                                   By:  /s/ Diana L. Mushill
                                       --------------------------------
                                       Diana L. Mushill, Authorized Agent

                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                   By: ING Investments, LLC, as its
                                       investment manager

                                       By:  /s/ Charles E. LeMieux
                                           ----------------------------
                                           Charles E. LeMieux, CFA
                                           Vice President

                                   PILGRIM CLO 1999-1 LTD.

                                   By: ING Investments, LLC, as its
                                       investment manager

                                       By:  /s/ Charles E. LeMieux
                                           ----------------------------
                                           Charles E. LeMieux, CFA
                                           Vice President

                                   PINEHURST TRADING, INC.

                                   By:  /s/ Diana L. Mushill
                                       --------------------------------
                                       Diana L. Mushill
                                       Assistant Vice President

                                   PPM SHADOW CREEK FUNDING LLC

                                   By:  /s/ Diana L. Mushill
                                       --------------------------------
                                       Diana L. Mushill
                                       Assistant Vice President

                                   Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

                                   By:  /s/ Diane J. Exter
                                       --------------------------------
                                       Diane J. Exter, Managing Director
                                       Portfolio Manager

                                   ROSEMONT CLO, LTD.

                                   By: Deerfield Capital Management LLC, as its
                                       Collateral Manager

                                       By:  /s/ Mark E. Witnebel
                                           ----------------------------
                                           Mark E. Wittnebel, Sr. Vice
                                           President

                                   ROYALTON COMPANY (#280)

                                   By: Pacific Investment Management
                                       Company LLC, as its Investment
                                       Manager

                                       By:  /s/ Mohan V. Phansalkar
                                           ----------------------------
                                           Mohan V. Phansalkar, Executive
                                           Vice President

                                   SAWGRASS TRADING LLC

                                   By:  /s/ Diana L. Mushill
                                       --------------------------------
                                       Diana L. Mushill, Assistant
                                       Vice President

                                   SENIOR DEBT PORTFOLIO

                                   By: Boston Management and Research
                                       as Investment Advisor

                                       By:  /s/ Scott H. Page
                                           ----------------------------
                                           Scott H. Page, Vice President

                                   SEQUILS I, LTD.

                                   By: TCW Advisors, Inc., as its
                                       Collateral Manager

                                       By:  /s/ Jonathan R. Insull
                                           ----------------------------
                                           Jonathan R. Insull, Managing
                                           Director

                                       By:  /s/ William Brennan
                                           ----------------------------
                                           William Brennan, Vice President

                                   SEQUILS IV, LTD.

                                   By: TCW Advisors, Inc., as its
                                       Collateral Manager

                                       By:  /s/ Jonathan R. Insull
                                           ----------------------------
                                           Jonathan R. Insull, Managing
                                           Director

                                       By:  /s/ William Brennan
                                           ----------------------------
                                           William Brennan, Vice President

                                   Sequils-Centurion V, Ltd.

                                   By: American Express Asset Management
                                       Group Inc., as Collateral Manager

                                       By:  /s/ Leanne Stavrakis
                                           ----------------------------
                                           Leanne Stavrakis, Director -
                                           Operations

                                   SEQUILS-Cumberland I, Ltd.

                                   By: Deerfield Capital Management
                                       LLC, as its Collateral Manager

                                       By:  /s/ Mark E. Wittnebel
                                           ----------------------------
                                           Mark E. Wittnebel, Sr. Vice
                                           President

                                   SEQUILS-MAGNUM, LTD. (#1280)

                                   By: Pacific Investment Management
                                       Company LLC, as its Investment
                                       Advisor

                                       By:  /s/ Mohan V. Phansalkar
                                           ----------------------------
                                           Mohan V. Phansalkar, Executive
                                           Vice President

                                   SRF 2000 LLC

                                   By:  /s/ Diana L. Mushill
                                       --------------------------------
                                       Diana L. Mushill, Assistant Vice
                                       President

                                   Stanfield Arbitrage CDO, Ltd.

                                   By: Stanfield Capital Partners LLC, as
                                       its Collateral Manager

                                       By:  /s/ Christopher A. Bondy
                                           ----------------------------
                                           Christopher A. Bondy, Partner

                                   Stanfield Carrera CLO, Ltd.

                                   By: Stanfield Capital Partners LLC, as
                                       its Asset Manager

                                       By:  /s/ Christopher A. Bondy
                                           ----------------------------
                                           Christopher A. Bondy, Partner

                                   Stanfield CLO, Ltd.

                                   By: Stanfield Capital Partners LLC, as
                                       its Collateral Manager

                                       By:  /s/ Christopher A. Bondy
                                           ----------------------------
                                           Christopher A. Bondy, Partner

                                   Stanfield Quattro CLO, Ltd.

                                   By: Stanfield Capital Partners LLC, as
                                       its Collateral Manager

                                       By:  /s/ Christopher A. Bondy
                                           ----------------------------
                                           Christopher A. Bondy, Partner

                                   Stanfield/RMF Transatlantic CDO, Ltd.

                                   By: Stanfield Capital Partners LLC, as
                                       its Collateral Manager

                                       By:  /s/ Christopher A. Bondy
                                           ----------------------------
                                           Christopher A. Bondy, Partner

                                   STEIN ROE & FARNHAM CLO I LTD.

                                   By: STEIN ROE & FARNHAM
                                       INCORPORATED, AS PORTFOLIO
                                       MANAGER

                                       By:  /s/ Kathleen A. Zarn
                                           ----------------------------
                                           Kathleen A. Zarn, Senior
                                           Vice President

                                   STEIN ROE FLOATING RATE LIMITED
                                   LIABILITY COMPANY

                                   By: STEIN ROE & FARNHAM
                                       INCORPORATED, AS ADVISOR

                                       By:  /s/ Kathleen A. Zarn
                                           ----------------------------
                                           Kathleen A. Zarn, Senior
                                           Vice President

                                   The Sumitomo Trust Banking Co., Ltd.
                                   New York Branch

                                   By:  /s/ Elizabeth A. Quirk
                                       --------------------------------
                                       Elizabeth A. Quirk, Vice President

                                   SUNAMERICA LIFE INSURANCE COMPANY

                                   By:  /s/ W. Jeffrey Baxter
                                       --------------------------------
                                       W. Jeffrey Baxter, Authorized Agent

                                   SunAmerica Senior Floating Rate Fund Inc..

                                   By: Stanfield Capital Partners LLC, as
                                       subadvisor

                                       By:  /s/ Christopher A. Bondy
                                           ----------------------------
                                           Christopher A. Bondy, Partner

                                   Toronto Dominion (Texas), Inc.

                                   By:  /s/ Carol Brandt
                                       --------------------------------
                                       Carol Brandt, Vice President

                                   CITIGROUP INVESTMENTS
                                   CORPORATE LOAN FUND INC.

                                   By: Travelers Asset Management
                                       International Company LLC

                                       By:  /s/ Allen R. Cantrell
                                           ----------------------------
                                           Allen R. Cantrell, Investment
                                           Officer

                                   THE TRAVELERS INSURANCE COMPANY

                                   By:  /s/ Allen R. Cantrell
                                       --------------------------------
                                       Allen R. Cantrell, Investment
                                       Officer

                                   TRITON CBO III, LIMITED

                                   By: INVESCO Senior Secured
                                       Management, Inc., As Investment
                                       Advisor

                                       By:  /s/ Joseph Rotondo
                                           ----------------------------
                                           Joseph Rotondo, Authorized
                                           Signatory

                                   VAN KAMPEN CLO I, LIMITED

                                   By: Van Kampen Investment Advisory
                                       Corp, As Collateral Manager

                                       By:  /s/ William Lenga
                                           ----------------------------
                                           William Lenga, Vice President

                                   VAN KAMPEN CLO II, LIMITED

                                   By: Van Kampen Investment Advisory
                                       Corp, As Collateral Manager

                                       By:  /s/ William Lenga
                                           ----------------------------
                                           William Lenga, Vice President

                                   VAN KAMPEN PRIME RATE INCOME TRUST

                                   By: Van Kampen Investment Advisory
                                       Corp

                                       By:  /s/ Christina Jamieson
                                           ----------------------------
                                           Christina Jamieson, Vice President

                                   VAN KAMPEN SENIOR FLOATING RATE FUND

                                   By: Van Kampen Investment Advisory
                                       Corp

                                       By:  /s/ Christina Jamieson
                                           ----------------------------
                                           Christina Jamieson, Vice President

                                   VAN KAMPEN SENIOR INCOME TRUST

                                   By: Van Kampen Investment Advisory
                                       Corp

                                       By:  /s/ Brad Langs
                                           ----------------------------
                                           Brad Langs, Executive Director

                                   VENTURE II CDO-2002, LIMITED

                                   By its investment advisor, Barclays Bank
                                   PLC, New York Branch

                                   By:  /s/ Kenneth Ostmann
                                       --------------------------------
                                       Kenneth Ostmann, Director

                                   Windsor Loan Funding, Limited

                                   By: Stanfield Capital Partners LLC
                                       as its Investment Manager

                                       By:  /s/ Christopher A. Bondy
                                           ----------------------------
                                           Christopher A. Bondy, Partner

                                   WINGED FOOT FUNDING TRUST

                                   By:  /s/ Diana L. Mushill
                                       --------------------------------
                                       Diana L. Mushill, Authorized Agent

                                   Wrigley CDO, Ltd. (#1285)

                                   By: Pacific Investment Management
                                       Company LLC, as its Investment
                                       Advisor

                                       By:  /s/ Mohan V. Phansalkar
                                           ----------------------------
                                           Mohan V. Phansalkar, Executive
                                           Vice President